EXHIBIT 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Access Integrated Technologies, Inc. (the "Company") for the period ended March 31, 2005 as filed with the SEC (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company




    Date: June 29, 2005                          BY: /S/ BRIAN D. PFLUG
                                                 ---------------------------
                                                 Brian D. Pflug
                                                 Senior Vice President -
                                                 Accounting and Finance
                                                 (Principal Financial Officer)